TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND - CLASS 1
TEMPLETON BOND FUND - CLASS 1
TEMPLETON STOCK FUND - CLASS 1

The discussion under "RICK FACTORS" is amended by adding the following test:

Hong Kong is scheduled to revert to the sovereignty of China on July 1, 1997. As with any major political transfer of power this could result in political, social economic, market or other developments in Hong Kong, China or other countries that could affect the value of Fund investments.